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                                                                   EXHIBIT 99


                            CERTIFICATION PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
               (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act"), each of the undersigned, Paul A. Bragg, Chief Executive Officer of Pride International, Inc., a Delaware corporation (the "Company"), and Earl W. McNiel, Chief Financial Officer of the Company, hereby certify that, to his knowledge:

                  (1) the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    May 15, 2003                                 /s/     Paul A. Bragg
                                     ---------------------------------------
                                                 Paul A. Bragg
                                             Chief Executive Officer


                                                      /s/     Earl W. McNiel
                                     ---------------------------------------
                                                 Earl W. McNiel
                                             Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to
Section 906 of the Act and is not being filed as part of the Report or as a separate disclosure document. A signed original of the foregoing certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.